UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2023
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4300 Wilson Boulevard		22203 (Zip Code)
Arlington,
VA
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
 _________________________________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Corporate Units	AESC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 8.01 Other Events.

In March 2023, The AES Corporation (the “Company”) announced internal management changes as a part of its ongoing strategy to align its business to meet its customers’ needs and deliver on its major strategic objectives. The management reporting structure is now composed of four Strategic Business Units (“SBUs”), mainly organized by technology and determined using the accounting guidance on segment reporting, which are led by our President and Chief Executive Officer. All prior period results have been retrospectively revised to reflect the new segment reporting structure:
•Renewables — Solar, wind, energy storage, hydro, biomass and landfill gas generation facilities;
•Utilities — AES Indiana, AES Ohio and AES El Salvador regulated utilities and their generation facilities;
•Energy Infrastructure — Natural gas, LNG, coal, pet-coke, diesel and oil generation facilities, and our businesses in Chile, which have a mix of generation sources, including renewables, that are pooled to service the Company’s existing Power Purchase Agreements; and
•New Energy Technologies — Green hydrogen initiatives and investments in Fluence, Uplight, 5B, and other new and innovative energy technology businesses.

The Company is filing information under Item 8.01 of this current report on Form 8-K (this “Form 8-K”) to (i) provide investors with recast historical information in the Company’s financial reporting for periods prior to this segments change, and (ii) incorporate by reference such recast historical financial information into the Company’s filings with the Securities and Exchange Commission, including registration statements filed under the Securities Act of 1933, as amended.

The following items from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”) are being revised and updated from their previous presentation solely to reflect the Company’s new segments structure, as reflected in Exhibit 99.1 to this report:
•Part I, Item 1. Business;
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
•Part II, Item 8. Financial Statements and Supplementary Data; and
•Part II, Item 9A. Controls and Procedures.

Except for minor, non-substantive revisions, only the following notes to the consolidated financial statements have been revised from their previous presentation, as reflected in Exhibit 99.1 to this report:
•Note 9 — Goodwill and Other Intangible Assets;
•Note 18 — Segments and Geographic Information; and
•Note 20 — Revenue.

The changes referred to above had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, and the recast financial information contained in Exhibit 99.1 to this Form 8-K do not represent a restatement of previously issued financial statements.

In addition, the Company announced that it will use Adjusted EBITDA, a non-GAAP financial measure, as its primary segment performance measure and has included historical EBITDA, Adjusted EBITDA and Adjusted EBITDA with Tax Attributes information in Exhibit 99.1. Management believes EBITDA, Adjusted EBITDA, and Adjusted EBITDA with Tax Attributes to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure financial performance and ability to service debt obligations. Other companies may calculate EBITDA, Adjusted EBITDA and Adjusted EBITDA with Tax Attributes differently; therefore, the Company’s calculation of EBITDA, Adjusted EBITDA and Adjusted EBITDA with Tax Attributes may not be comparable to similarly titled measures of other companies. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results.

Also included in Exhibit 99.1 to this Form 8-K is the consent of Ernst & Young LLP, our independent registered public accounting firm, for incorporation by reference into the Company's registration statements of their report on the consolidated financial statements, which is unchanged from the report included in the 2022 Form 10-K, other than the dual date to include the recast and reissuance of the consolidated financial statement footnote information, and their report with respect to the effectiveness of internal control over financial reporting, also unchanged from the report included in the 2022 Form 10-K.

This Form 8-K does not modify or update other 2022 Form 10-K information in any way, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above.

The information in this Form 8-K, including Exhibit 99.1, should be read in conjunction with the 2022 Form 10-K and any other documents filed by the Company pursuant to the Securities Exchange Act of 1934, as amended, subsequent to March 1, 2023, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP
99.1
Revised Part I, Item 1. "Business," Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations,", Part II, Item 8. "Financial Statements and Supplementary Data" and Part II, Item 9A: "Controls and Procedures" of The AES Corporation's Annual Report on Form 10-K for the year ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	May 8, 2023	By:	/s/ Stephen Coughlin
		Name:	Stephen Coughlin
		Title:	Executive Vice President and Chief Financial Officer